<PAGE 1>

                           EXHIBIT 24a

<PAGE 2>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel J. Lenfestey and

James L. Olivier, or either of them, as his true and  lawful attorney-in-

fact  and agent, with full power of substitution  and resubstitution,

for him and in his name, place and stead, in  any and all capacities, to sign the Registration Statement for Poe  & Brown,  Inc.  on  Form  S-8

with respect to the  registration  of shares  of  common  stock  under the  Poe  &  Brown,  Inc.  Stock Performance  Plan,  and  to  file the same,  with  all  exhibits thereto,  and other documents in connection therewith,  with  the Securities and Exchange  Commission, granting unto said attorneys-in-fact and agents full power and authority to  do  and perform  each and every act and thing requisite and necessary  to be done  in  and about the premises as fully to all intents  and purposes as  he might or could in person, hereby  ratifying  and confirming all that said attorneys-in-fact and agents,  or  their substitutes,  may lawfully do or cause  to  be  done  by  virtue hereof.


                              /s/ Bradley Currey, Jr.
                               _______________________________
                               Bradley Currey, Jr.

Dated: July 30, 1996

<PAGE 3>



                            POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel J. Lenfestey and

James L. Olivier, or either of them, as his true and  lawful attorney-in-

fact  and agent, with full power of substitution  and resubstitution,

for him and in his name, place and stead, in  any and all capacities, to sign the Registration Statement for Poe  & Brown,  Inc.  on  Form  S-8

with respect to the  registration  of shares  of  common  stock  under the  Poe  &  Brown,  Inc.  Stock Performance  Plan,  and  to  file the same,  with  all  exhibits thereto,  and other documents in connection

therewith,  with  the Securities  and   Exchange  Commission,

granting  unto said attorneys-in-fact and agents full power and authority to do and perform  each and every act and thing requisite and necessary  to be done  in  and about the premises as fully to all intents  and purposes as  he might or could in person, hereby  ratifying  and confirming all that said attorneys-in-fact and agents,  or  their substitutes,  may lawfully do or cause  to  be  done  by  virtue hereof.


                                    /s/ J. Hyatt Brown
                                   __________________________________
                                   J. Hyatt Brown

Dated: July 30, 1996

<PAGE 4>

                            POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel J. Lenfestey and

James L. Olivier, or either of them, as his true and  lawful attorney-in-

fact  and agent, with full power of substitution  and resubstitution,

for him and in his name, place and stead, in  any and all capacities, to sign the Registration Statement for Poe  & Brown,  Inc.  on  Form  S-8

with respect to the  registration  of shares  of  common  stock  under the  Poe  &  Brown,  Inc.  Stock Performance  Plan,  and  to  file the same,  with  all  exhibits thereto,  and other documents in connection

therewith,  with  the Securities   and   Exchange  Commission,

granting   unto   said attorneys-in-fact and agents full power and

authority to  do  and perform  each and every act and thing requisite and necessary  to be  done  in  and about the premises as fully to all intents  and purposes  as  he might or could in person, hereby ratifying  and confirming all that said attorneys-in-fact and agents,

or  their substitutes,  may  lawfully do or cause  to  be  done  by virtue hereof.


                                     /s/ Bruce G. Geer
                                    _________________________________
                                     Bruce G. Geer

Dated: July 30, 1996

<PAGE 5>

                            POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel J. Lenfestey and

James L. Olivier, or either of them, as his true and  lawful attorney-in-

fact  and agent, with full power of substitution  and resubstitution,

for him and in his name, place and stead, in  any and all capacities, to sign the Registration Statement for Poe  & Brown,  Inc.  on  Form  S-8

with respect to the  registration  of shares  of  common  stock  under the  Poe  &  Brown,  Inc.  Stock Performance  Plan,  and  to  file the same,  with  all  exhibits thereto,  and other documents in connection

therewith,  with  the Securities   and   Exchange  Commission,

granting   unto   said attorneys-in-fact and agents full power and

authority to  do  and perform  each and every act and thing requisite and necessary  to be  done  in  and about the premises as fully to all intents  and purposes  as  he might or could in person, hereby ratifying  and confirming all that said attorneys-in-fact and agents,

or  their substitutes,  may  lawfully do or cause  to  be  done  by virtue hereof.

                                   /s/ Samuel P. Bell, III
                                   _______________________________
                                   Samuel P. Bell, III

Dated: July 30, 1996

<PAGE 6>


                            POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel J. Lenfestey and

James L. Olivier, or either of them, as his true and  lawful attorney-in-

fact  and agent, with full power of substitution  and resubstitution,

for him and in his name, place and stead, in  any and all capacities, to sign the Registration Statement for Poe  & Brown,  Inc.  on  Form  S-8

with respect to the  registration  of shares  of  common  stock  under the  Poe  &  Brown,  Inc.  Stock Performance  Plan,  and  to  file the same,  with  all  exhibits thereto,  and other documents in connection therewith,  with  the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to  do  and perform  each and every act and thing requisite and necessary  to be done  in  and about the premises as fully to all intents  and purposes as  he might or could in person, hereby  ratifying  and confirming all that said attorneys-in-fact and agents,  or  their substitutes,  may lawfully do or cause  to  be  done  by  virtue hereof.



                                  /s/ Theodore J. Hoepner
                                  ____________________________________
                                  Theodore J. Hoepner

Dated: July 30, 1996

<PAGE 7>

                            POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel J. Lenfestey and

James L. Olivier, or either of them, as his true and  lawful attorney-in-

fact  and agent, with full power of substitution  and resubstitution,

for him and in his name, place and stead, in  any and all capacities, to sign the Registration Statement for Poe  & Brown,  Inc.  on  Form  S-8

with respect to the  registration  of shares  of  common  stock  under the  Poe  &  Brown,  Inc.  Stock Performance  Plan,  and  to  file the same,  with  all  exhibits thereto,  and other documents in connection therewith,  with  the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to  do  and perform  each and every act and thing requisite and necessary  to be done  in  and about the premises as fully to all intents  and purposes as  he might or could in person, hereby  ratifying  and confirming all that said attorneys-in-fact and agents,  or  their substitutes,  may lawfully do or cause  to  be  done  by  virtue hereof.



                                     /s/ Kenneth E. Hill
                                    _________________________________
                                    Kenneth E. Hill

Dated: July 30, 1996

<PAGE 8>


                          EXHIBIT 24b

                   RESOLUTIONS ADOPTED BY THE
              BOARD OF DIRECTORS OF POE & BROWN, INC.

      I, Laurel Lenfestey Grammig, hereby certify that I am the duly elected and qualified Secretary of Poe & Brown, Inc. (the "Company"), and that the following resolutions were adopted at a meeting of the Board of Directors of the Company held on July 30, 1996, and such resolutions have not been rescinded or modified in any fashion:

     WHEREAS, the Board of Directors has reviewed a draft of the Company's Registration Statement on Form S-8 with respect to the registration of 400,000 shares of the Company's common stock to be reserved for issuance under the Company's Stock Performance Plan (the "Registration Statement'); it is therefore

     RESOLVED, that the draft of the Registration Statement submitted to the Directors is hereby approved in form and substance, subject to any non-substantive revisions deemed necessary or appropriate by Laurel J. Lenfestey, the Company's Vice President, Secretary and General Counsel;

     FURTHER RESOLVED, that the Chief Executive Officer and the Chief Financial Officer of the Company are hereby authorized to sign the Registration Statement on behalf of the Company, either personally or through a power of attorney, and to cause the Registration Statement to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission;

     FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to take all actions they deem necessary or appropriate, including the payment of all necessary filing fees, to carry out the intent of the foregoing resolutions.


      IN WITNESS WHEREOF, the undersigned Secretary has executed this certificate this 28th day of October, 1996.



                              /s/  Laurel Lenfestey Grammig
                              ___________________________________
                              Laurel Lenfestey Grammig
                              Secretary